UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 19, 2007, Exelon Corporation (Exelon) announced that John L. Skolds will retire from Exelon effective September 7, 2007. Mr. Skolds is a named Executive Officer of Exelon, Exelon Generation Company, LLC (Generation) and PECO Energy Company (PECO) (Registrants). In connection with his retirement, Mr. Skolds will resign as President and will no longer serve as the Principal Executive Officer of Generation and will resign as a Director and as President and will no longer serve as Principal Executive Officer of PECO.

On July 24, 2007, the Board of Directors (Board) of Exelon appointed Paul L. Joskow to the Board to fill a vacancy created by the expansion of the size of the Board. Mr. Joskow was elected to Class II and will serve until the annual meeting of shareholders of Exelon in 2008. Mr. Joskow’s appointment was effective as of July 23, 2007. He was appointed to the Audit, Energy Delivery Oversight, and Risk Oversight Committees of the Board.

On July 23, 2007, the Board of PECO increased its size and appointed the following new Directors:

M. Walter D’Alessio	Class II
Nelson A. Diaz	Class II
Rosemarie B. Greco	Class I
Thomas J. Ridge	Class III
Ronald Rubin	Class II

The PECO Board does not have any committees. Messrs. D’Alessio, Diaz, and Ridge and Ms. Greco also serve as Directors of Exelon. Mr. Rubin also was a Director of Exelon until his retirement on May 8, 2007. Mr. Diaz was a partner with Blank Rome LLP through May 2007 when he became Of Counsel to Cozen O’Connor. Blank Rome LLP provided legal services for Exelon for many years and continues to provide such services in 2007. Additional information about this relationship is disclosed in Exelon’s Definitive Proxy Statement for the 2007 annual meeting of shareholders.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2007 Quarterly Report on Form 10-Q (to be filed on July 25, 2007) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC
PECO ENERGY COMPANY

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets
and Chief Financial Officer
Exelon Corporation

July 25, 2007